UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 8, 2020
THE TIMKEN COMPANY
(Exact name of registrant as specified in its charter)

Commission file number: 1-1169

Ohio		34-0577130
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

4500 Mount Pleasant Street NW
North Canton	Ohio	44720-5450
(Address of principal executive offices)		(Zip Code)

234.262.3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, without par value	TKR	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders

At the 2020 Annual Meeting of Shareholders held on May 8, 2020, the shareholders of The Timken Company (the “Company”):

(1) elected the eleven Directors set forth below to serve for a term of one year expiring at the annual meeting in 2021 (or until their respective successors are elected and qualified);

NOMINEES	FOR	WITHHOLD	BROKER NON-VOTES

Maria A. Crowe	65,760,942	1,635,913	3,261,503
Elizabeth Ann Harrell	67,121,654	275,201	3,261,503
Richard G. Kyle	66,084,308	1,312,547	3,261,503
John A. Luke, Jr.	65,376,661	2,020,194	3,261,503
Christopher L. Mapes	67,165,412	231,443	3,261,503
James F. Palmer	67,178,692	218,163	3,261,503
Ajita G. Rajendra	65,076,998	2,319,857	3,261,503
Frank C. Sullivan	65,359,878	2,036,977	3,261,503
John M. Timken, Jr.	65,757,700	1,639,155	3,261,503
Ward J. Timken, Jr.	66,120,255	1,276,600	3,261,503
Jacqueline F. Woods	65,376,674	2,020,181	3,261,503

(2) approved, on an advisory basis, the resolution set forth below regarding named executive officer compensation;

RESOLVED, that the compensation of the named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in the 2020 Proxy Statement, is hereby APPROVED.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

64,871,111	2,323,669	202,070	3,261,508

(3) ratified the appointment of Ernst & Young LLP as its independent auditor for the fiscal year ending December 31, 2020; and

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

68,016,268	2,505,506	136,584	0

(4) did not approve a shareholder proposal asking the Board of Directors to take the steps necessary to give holders in the aggregate of 10% of the Company’s outstanding common shares the power to call a special meeting of shareholders.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

29,528,241	37,501,803	366,803	3,261,511

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TIMKEN COMPANY

	By:	/s/ Hansal N. Patel
Hansal N. Patel
Vice President, General Counsel & Secretary
Date:	May 8, 2020